Exhibit 99.1

FOR IMMEDIATE RELEASE:	March 4, 2021

MMA Capital Holdings Announces Chairman and CEO Appointments

BALTIMORE, March 4, 2021 / PRNewswire -- MMA Capital Holdings, Inc. (Nasdaq: MMAC) (“MMA Capital” or the “Company”) today reported updates to the membership of the Board of Directors (the “Board”) and the appointment of the Chief Executive Officer of the Company.  With respect to the Board, the Company reported that Francis X. Gallagher, Jr.  has resigned for personal reasons as a member and Chairman of the Board effective March 3, 2021. In connection with Mr. Gallagher’s resignation, the Company also announced that Michael L. Falcone has been named as Chair, and that J.P. Grant III, Chairman of the Governance Committee of the board of directors, has been named as the lead independent director.  In addition to the Board changes, Gary Mentesana has been named Chief Executive Officer.

Mr. Falcone stated, “Frank has been a tremendous leader since joining the Board nine years ago and accepting the mantle of Chairman in 2014.  He was a thoughtful leader, providing invaluable advice and business insight, as well as a steady hand, while the Company evolved from an organization focused on investments related to low-income housing to one that established a foothold in the infrastructure investment and the solar energy finance markets.  He will be missed, and we wish him well in his future endeavors.

We are also delighted to have Gary Mentesana as our ongoing Chief Executive Officer.  His long tenure with the Company and deep knowledge of the business have served us well in the past and will continue to do so.”

About MMAC

MMA Capital Holdings, Inc. focuses on infrastructure-related investments that generate positive environmental and social impacts and deliver attractive risk-adjusted total returns to our shareholders, with an emphasis on debt associated with infrastructure including renewable energy projects. MMA Capital is externally managed and advised by Hunt Investment Management, LLC, an affiliate of Hunt Companies, Inc. For additional information about MMA Capital Holdings, Inc. (Nasdaq: MMAC), please visit MMA Capital’s website at www.mmacapitalholdings.com.  For additional information about Hunt Investment Management, LLC, please see its Form ADV and brochure (Part 2A of Form ADV) available at https://www.adviserinfo.sec.gov.

Source: MMA Capital Holdings, Inc.

Contact: Brooks Martin, Investor Relations, (855) 650-6932

Cautionary Statement Regarding Forward-Looking Statements

This Release contains forward-looking statements intended to qualify for the safe harbor contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the expected partial release of the valuation allowance, the impact of COVID-19 and other statements identified by words such as "may," "will," "should," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "seek," "would," "could," "continue," and similar words or expressions and are made in connection with discussions of future events and operating or financial performance.

Forward-looking statements reflect our management's expectations at the date of this release regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this release, including the uncertain aspect of the novel strain of coronavirus pandemic known as COVID-19. For a discussion of certain of those risks and uncertainties and the factors that could cause our actual results to differ materially because of those risks and uncertainties, see Part I, Item 1A, Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2019, as supplemented by Part II, Item 1A, Risk Factors on Form 10-Q for the quarter ended September 30, 2020. All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Readers are cautioned not to place undue reliance on forward-looking statements in this release or that we may make from time to time. We expressly disclaim any obligation to revise or update any forward-looking statements in this release, whether as a result of new information, future events or otherwise.

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